Exhibit 99.1

The Beachbody Company, Inc. Announces Second Quarter 2022 Financial Results

Second Quarter Results Show Significant Sequential Improvement in Profitability

Reduced Cash Usage by More than $30 Million Compared to First Quarter 2022

Strong Growth Compared to 2019 Pre-COVID Baseline: Total Digital and Nutritional Subscriptions

+26%, Average Digital Retention +40BPS, Total Streams +22%, DAU/MAU +140BPS

Secured $50 Million in Debt Financing

El Segundo, Calif. (August 8, 2022) – The Beachbody Company, Inc. (NYSE: BODY) (“Beachbody” or the “Company”), a leading subscription health and wellness company, today announced financial results for its second quarter ended June 30, 2022.

“Our results in the second quarter reflect continued progress on our One Brand strategy to make the business more efficient and more productive. With strong focus and solid execution, we reduced cash usage by more than $30 million compared to the first quarter, drove profitable customer acquisition through new content releases, our highly effective proprietary sales network and disciplined marketing, and delivered Adjusted EBITDA above our guidance,” said Carl Daikeler, Beachbody’s Co-Founder, Chairman, and Chief Executive Officer. “While the near-term environment remains dynamic, the actions we are taking to adapt our business model position us to successfully navigate current market realities. We will continue to leverage our unique business model, significant scale and our talented and focused management team to capitalize on the significant long-term opportunity we see in what remains a large and massively underpenetrated market.”

Second Quarter 2022 Results

•	Total revenue was $179.1 million, a 20% decrease compared to 2021 and a 3% decrease compared to 2019

•	Digital revenue was $78.0 million, a 17% decrease compared to 2021

•	Digital subscriptions were 2.28 million, a 16% decrease compared to 2021 and a 35% increase compared to 2019

•	95.6% month-over-month average digital retention, a 70-basis point increase compared to 2021 and a 40-basis point increase compared to 2019

•	31.0 million total streams, a 30% decrease compared to 2021, and a 22% increase compared to 2019

•	30.0% DAU/MAU, a 190-basis point decrease compared to 2021, and a 140-basis point increase compared to 2019

•	Connected Fitness revenue was $10.6 million, compared to none in 2021[1]

•	Approximately 8,800 bikes delivered in the second quarter

•	On a pre-merger basis, Connected Fitness revenue was $11.0 million in Q2 2021, with approximately 10,200 bikes delivered

•	Nutrition and Other revenue was $90.5 million, a 30% decrease compared to 2021

•	Nutritional subscriptions were 0.28 million, compared to 0.42 million in 2021 and 0.34 million in 2019

•	Net loss was $41.9 million, compared to a net loss of $12.4 million in 2021 and net income of $19.6 million in 2019

•	Adjusted EBITDA[2] was ($1.5) million, compared to ($4.4) million in 2021 and $17.7 million in 2019

[1]	Q2 2021 only included 5 days of results for Connected Fitness.
[2]	A definition of Adjusted EBITDA and reconciliation to net loss is at the end of this release.

Key Operational and Business Metrics

	For the Three Months Ended June 30,					For the Six Months Ended June 30,

	2022	2021	Change v 2021	2019	Change v 2019 Pre-Covid Baseline	2022	2021	Change v 2021	2019	Change v 2019 Pre-Covid Baseline
Connected Fitness Units Delivered (in thousands)	8.8	0.5	NM	0.0	NM	25.4	0.5	NM	0.0	NM
Digital Subscriptions (in millions)	2.28	2.72	(16%)	1.69	35%	2.28	2.72	(16%)	1.69	35%
Nutritional Subscriptions (in millions)	0.28	0.42	(33%)	0.34	(18%)	0.28	0.42	(33%)	0.34	(18%)
Total Subscriptions	2.56	3.14	(18%)	2.03	26%	2.56	3.14	(18%)	2.03	26%

Average Digital Retention	95.6%	94.9%	70bps	95.2%	40bps	95.6%	95.4%	20bps	95.1%	50bps
Total Streams (in millions)	31.0	44.5	(30%)	25.5	22%	69.2	100.4	(31%)	52.0	33%
DAU/MAU	30.0%	31.9%	(190bps)	28.6%	140bps	31.6%	33.5%	(190bps)	29.1%	250bps

Digital	$78.0	$94.3	(17%)	$58.8	33%	$159.8	$189.5	(16%)	$124.8	28%
Connected Fitness	$10.6	$0.0	NM	$0.0	NM	$30.1	$0.0	NM	$0.0	NM
Nutrition & other	$90.5	$128.8	(30%)	$124.9	(28%)	$188.2	$259.8	(28%)	$269.9	(30%)
Revenue (in millions)	$179.1	$223.1	(20%)	$183.7	(3%)	$378.1	$449.3	(16%)	$394.7	(4%)
Net Income/(Loss) (in millions)	($41.9)	($12.4)	(238%)	$19.6	(314%)	($115.4)	($42.5)	(172%)	$27.1	(526%)
Adjusted EBITDA (in millions)	($1.5)	($4.4)	66%	$17.7	(108%)	($20.6)	($16.1)	(28%)	$39.7	(152%)

Balance Sheet Update

The Company also announced that it has entered into an agreement with Blue Torch Capital to provide $50 million in debt financing, which will serve to enhance Beachbody’s financial flexibility. The agreement also includes the option for Beachbody to borrow up to an additional $25 million, subject to the terms of the credit agreement.

2022 Financial Outlook 3

During fiscal 2022, the Company now expects to realize a combined Adjusted EBITDA loss improvement and capital expenditure reduction of approximately $110 million to $120 million, compared to 2021.

For the third quarter of 2022 the Company expects:

•	Total revenue of $150 million to $160 million

•	Adjusted EBITDA loss of $15 million to $20 million

[3]	Net loss guidance is not reasonably available due to potential changes in matters that we cannot forecast at this time.

Conference Call and Webcast Information

Beachbody will host a conference call at 5:00pm ET on Monday, August 8, 2022 to discuss its financial results. To participate in the live call, please dial (844) 200-6205 (U.S. & Canada), or (646) 904-5544 (all other locations) and provide the conference identification number: 440786. The conference call will also be available to interested parties through a live webcast at https://investors.thebeachbodycompany.com/.

A replay of the call will be available until August 15, 2022 by dialing (866) 813-9403 (U.S & Canada), or (929) 458-6194 (all other locations). The replay passcode is 669965.

After the conference call, a webcast replay will remain available on the investor relations section of the Company’s website for one year.

About The Beachbody Company, Inc.

Headquartered in Southern California, Beachbody is a leading digital fitness and nutrition subscription company with over two decades of creating innovative content and powerful brands. The Beachbody Company is the parent company of the Beachbody On Demand streaming platform (BOD), including its live digital streaming subscription BODi, and the Beachbody Bike powered by MYXfitness, the Company’s connected indoor bike. For more information, please visit TheBeachbodyCompany.com.

Safe Harbor Statement

This press release contains “forward-looking” statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, which are statements other than historical fact or in the future tense. These statements include but are not limited to statements regarding our future performance and our market opportunity, including expected financial results for the second quarter and full year, our business strategy, our plans, and our objectives and future operations.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: our ability to effectively compete in the fitness and nutrition industries; our ability to successfully acquire and integrate new operations; our reliance on a few key products; market conditions and global and economic factors beyond our control; intense competition and competitive pressures from other companies worldwide in the industries in which we operate; and litigation and the ability to adequately protect our intellectual property rights. You can identify these statements by the use of terminology such as “believe”, “plans”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” section of our Securities and Exchange Commission (SEC) filings, including those risks and uncertainties included in the Form 10-K filed with the SEC on March 1, 2022 and quarterly reports on Form 10-Q, which are available on the Investor Relations page of the Beachbody website at https://investors.thebeachbodycompany.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

The Beachbody Company, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30, 2022	December 31, 2021

	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$57,060	$104,054
Restricted cash	—	3,000
Inventory, net	72,271	132,730
Prepaid expenses	10,317	15,861
Other current assets	44,828	43,727

Total current assets	184,476	299,372
Property and equipment, net	92,301	113,098
Content assets, net	38,098	39,347
Goodwill and intangible assets, net	162,361	171,533
Other assets	12,803	14,262

Total assets	$490,039	$637,612

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$22,676	$48,379
Accrued expenses	62,349	74,525
Deferred revenue	107,282	107,095
Other current liabilities	4,564	6,233

Total current liabilities	196,871	236,232
Deferred tax liabilities	2,031	3,165
Other liabilities	10,981	12,830

Total liabilities	209,883	252,227
Commitments and contingencies (Note 8) Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 shares authorized, none issued and outstanding at June 30, 2022 and December 31, 2021	—	—
Common stock, $0.0001 par value, 1,900,000,000 shares authorized (1,600,000,000 Class A, 200,000,000 Class X and 100,000,000 Class C);
Class A: 170,263,772 and 168,333,463 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively;	17	17
Class X: 141,250,310 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively;	14	14
Class C: no shares issued and outstanding at June 30, 2022 and December 31, 2021	—	—
Additional paid-in capital	620,643	610,418
Accumulated other comprehensive loss	(75)	(21)
Accumulated deficit	(340,443)	(225,043)

Total stockholders’ equity	280,156	385,385

Total liabilities and stockholders’ equity	$490,039	$637,612

The Beachbody Company, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Digital	$78,015	$94,325	$159,760	$189,475
Connected fitness	10,605	10	30,118	10
Nutrition and other	90,516	128,773	188,180	259,842

Total revenue	179,136	223,108	378,058	449,327

Cost of revenue:
Digital	18,406	11,612	34,831	22,734
Connected fitness	31,459	156	76,165	156
Nutrition and other	42,002	57,002	86,776	113,997

Total cost of revenue	91,867	68,770	197,772	136,887

Gross profit	87,269	154,338	180,286	312,440
Operating expenses:
Selling and marketing	86,624	140,194	193,068	284,890
Enterprise technology and development	24,133	26,949	57,830	54,038
General and administrative	19,584	17,231	39,657	35,177
Restructuring	1,332	—	8,555	—

Total operating expenses	131,673	184,374	299,110	374,105

Operating loss	(44,404)	(30,036)	(118,824)	(61,665)
Other income (expense):
Change in fair value of warrant liabilities	2,070	5,390	2,334	5,390
Interest expense	(3)	(305)	(22)	(428)
Other income, net	189	1,654	125	2,953

Loss before income taxes	(42,148)	(23,297)	(116,387)	(53,750)
Income tax benefit	281	10,857	987	11,252

Net loss	($41,867)	($12,440)	($115,400)	($42,498)

Net loss per common share, basic and diluted	($0.14)	($0.05)	($0.38)	($0.17)

Weighted-average common shares outstanding, basic and diluted	307,205	247,062	306,786	245,049

The Beachbody Company, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	($115,400)	($42,498)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	41,552	25,941
Amortization of content assets	13,180	6,119
Provision for inventory and net realizable value adjustment	32,019	2,791
Realized losses on hedging derivative financial instruments	143	339
Gain on investment in convertible instrument	—	(3,114)
Change in fair value of warrant liabilities	(2,334)	(5,390)
Equity-based compensation	7,565	5,095
Deferred income taxes	(1,143)	(11,349)
Other non-cash items	311	—
Changes in operating assets and liabilities:
Inventory	28,400	(194)
Content assets	(11,940)	(14,237)
Prepaid expenses	5,545	(1,789)
Other assets	167	(5,774)
Accounts payable	(22,753)	6,656
Accrued expenses	(7,739)	(461)
Deferred revenue	1,000	16,547
Other liabilities	(1,829)	(4,169)

Net cash used in operating activities	(33,256)	(25,487)

Cash flows from investing activities:
Purchase of property and equipment	(19,222)	(27,200)
Investment in convertible instrument	—	(5,000)
Other investment	—	(5,000)
Cash paid for acquisition, net of cash acquired	—	(37,280)

Net cash used in investing activities	(19,222)	(74,480)

Cash flows from financing activities:
Proceeds from exercise of stock options	2,968	—
Remittance of taxes withheld from employee stock awards	(308)	—
Borrowings under Credit Facility	—	42,000
Repayments under Credit Facility	—	(42,000)
Business combination, net of issuance costs paid	—	389,775

Net cash provided by financing activities	2,660	389,775

Effect of exchange rates on cash	(176)	594
Net (decrease) increase in cash and cash equivalents	(49,994)	290,402
Cash, cash equivalents and restricted cash, beginning of period	107,054	56,827

Cash and cash equivalents, end of period	$57,060	$347,229

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$17	$283
Cash paid during the year for income taxes, net	310	198
Supplemental disclosure of noncash investing activities:
Property and equipment acquired but not yet paid for	$2,330	$15,322
Class A Common Stock issued in connection with acquisition	—	162,558
Fair value of Myx instrument and promissory note held by Old Beachbody	—	22,618
Supplemental disclosure of noncash financing activities:
Business Combination transaction costs, accrued but not paid	—	650
Net assets assumed in the Business Combination	—	293

The Beachbody Company, Inc.

Adjusted EBITDA

In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measure of Adjusted EBITDA is useful in evaluating our operating performance.

We define and calculate Adjusted EBITDA as net income (loss) adjusted for depreciation and amortization, amortization of capitalized cloud computing implementation costs, amortization of content assets, interest expense, income taxes, equity-based compensation, net realizable value adjustment, transaction costs, restructuring expense, change in fair value of warrant liabilities, and other items that are not normal, recurring, operating expenses necessary to operate the Company’s business.

The presentation of this non-GAAP financial measure is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure. A reconciliation of our non-GAAP Adjusted EBITDA to GAAP net loss can be found below:

(in thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss	($41,867)	($12,440)	($115,400)	($42,498)
Adjusted for:
Depreciation and amortization	19,965	12,215	41,552	25,941
Amortization of capitalized cloud computing implementation costs	168	168	336	336
Amortization of content assets	7,016	3,302	13,180	6,119
Interest expense	3	305	22	428
Income tax benefit	(281)	(10,857)	(987)	(11,252)
Equity-based compensation	3,001	2,522	7,565	5,095
Inventory net realizable value adjustment (1)	10,502	—	25,436	—
Transaction costs	—	1,509	2	2,142
Restructuring and platform consolidation costs (2)	2,086	—	9,973	—
Change in fair value of warrant liabilities	(2,070)	(5,390)	(2,334)	(5,390)
Other adjustment items (3)	—	6,038	—	6,038
Non-operating (4)	5	(1,757)	76	(3,088)

Adjusted EBITDA	($1,472)	($4,385)	($20,579)	($16,129)

(1)

Represents a non-cash expense to reduce the carrying value of our connected fitness inventory and related future commitments. This adjustment is included because of its unusual magnitude due to disruptions in the connected fitness market.

(2)	Includes restructuring expense and non-recurring personnel costs associated with the consolidation of our digital platforms.
(3)	Incremental costs associated with COVID-19.
(4)	Includes interest income, and during the three and six months ended June 30, 2021, also includes the gain on investment on the Myx convertible instrument.

Source: The Beachbody Company, Inc.

Media

Jill Murray

Jillian.Murray@teneo.com

Investor Relations

Edward Plank

eplank@beachbody.com